Exhibit 99.2

EXECUTION COPY

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

GUARANTEE AND COLLATERAL AGREEMENT

This amendment (this “Amendment”) is entered into as of June 1, 2005 by each of the signatories hereto (the “Grantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as General Administrative Agent (in such capacity, the “General Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Second Amended and Restated Credit Agreement, dated as of June 1, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, capitalized terms used herein and not otherwise defined being used herein as defined in the Credit Agreement), among SMTC CORPORATION, a Delaware corporation (“Holdings”), HTM HOLDINGS, INC., a Delaware corporation (the “Borrower”), SMTC MANUFACTURING CORPORATION OF CANADA, a corporation organized under the laws of the Province of Ontario, Canada (“SMTC-Canada” and together with Holdings and the Borrower, the “Credit Parties”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the “Arranger”), the General Administrative Agent and others.

RECITALS

WHEREAS, the Grantors, the General Administrative Agent and certain other parties thereto have entered into a Second Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2004 (as heretofore or hereafter amended, modified, supplemented or restated, the “Guarantee and Collateral Agreement”); and

WHEREAS, Lehman Commercial Paper Inc. has resigned as General Administrative Agent and Collateral Monitoring Agent under the Credit Agreement and the other Loan Documents, and GECC has been appointed as the successor General Administrative Agent and Collateral Monitoring Agent under the Credit Agreement and the other Loan Documents, and the parties hereto desire to acknowledge such resignation and appointment and to amend the Guarantee and Collateral Agreement accordingly.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendment to the Guarantee and Collateral Agreement. Each reference to “General Administrative Agent” or “Collateral Monitoring Agent” in the Guarantee and Collateral Agreement and all other agreements, documents or instruments previously or hereafter executed and delivered pursuant to the terms thereof shall mean a reference to “General Electric Capital Corporation” or “GECC”, in its individually capacity, as General Administrative Agent or as Collateral Monitoring Agent, as applicable.

2. Representations and Warranties of GECC. GECC hereby represents and warrants that it is legally authorized to enter into this Amendment.

3. Representations and Warranties of Grantors.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) All representations and warranties of each of the Grantors in the Guarantee and Collateral Agreement and of each of the Grantors in the Loan Documents to which it is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof except to the extent such representations and warranties specifically relate only to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d) Each of the Grantors has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Amendment has been duly executed by each of the Grantors and the other documents and agreements executed and delivered in connection herewith to which any of the Grantors is a party have been duly executed and delivered by each of them.

(e) This Amendment is the legal, valid and binding obligation of each of the Grantors.

(f) There is no pending or, to the knowledge of any of the Grantors after due inquiry, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Amendment and the other documents and agreements executed or delivered in connection herewith.

4. Conditions Precedent to Effectiveness. This Amendment shall not be effective unless and until the date (the “Effective Date”), when each of the following conditions shall have been satisfied in the sole discretion of GECC:

(a) Each of the parties hereto shall have delivered to GECC executed counterparts of this Agreement;

(b) The Required Lenders (which shall include GECC and Lehman Commercial Paper, Inc.) shall have entered into an amendment and agency assignment agreement, in form and substance satisfactory to GECC, including, without limitation, acknowledgment by the parties of the resignation of the prior General Administrative Agent and Collateral Monitoring Agent and the appointment of GECC as successor General Administrative Agent and Collateral Monitoring Agent; and

(c) The parties thereto shall have entered into an amendment to the Intercreditor Agreement, in form and substance satisfactory to GECC, reflecting that GECC has become General Administrative Agent and Collateral Monitoring Agent, as applicable.

5. Further Assurances. Without limiting their obligations in any way under the Guarantee and Collateral Agreement, the Grantors reaffirm and acknowledge their obligations to GECC as General Administrative Agent, Collateral Monitoring Agent and/or a Lender with respect to the Guarantee and Collateral Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the satisfaction of GECC notwithstanding whether any of the foregoing was or were previously satisfactory to the prior General Administrative Agent or Collateral Monitoring Agent, in such previous capacity.

6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of GECC and shall be binding upon the successors and assigns of the Grantors.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

8. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE GUARANTEE AND COLLATERAL AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

SMTC CORPORATION

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

HTM HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF TEXAS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Guarantee and Collateral Agreement

SMTC MANUFACTURING CORPORATION OF WISCONSIN

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MEX HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Guarantee and Collateral Agreement